Employee Benefit Plans	12 Months Ended
Dec. 31, 2018
Employee Benefits and Share-based Compensation, Noncash [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS
We sponsor numerous domestic and foreign employee benefit plans, which are discussed below.
In March 2017, the FASB issued ASU 2017-07, Compensation-Retirement Benefits (Topic 715), Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. This ASU requires an employer to report the service cost component of net periodic pension benefit cost in the same line item(s) as other compensation costs arising from services rendered by the pertinent employees during the period, with other cost components presented separately from the service cost component and outside of income from operations. This ASU also allows only the service cost component of net periodic pension benefit cost to be eligible for capitalization when applicable. This ASU was effective for years beginning after December 15, 2017. The Company adopted this standard on January 1, 2018 applying the presentation requirements retrospectively. We elected to apply the practical expedient, which allows us to reclassify amounts disclosed previously in the employee benefit plans note as the basis for applying retrospective presentation for comparative periods as it is impracticable to determine the disaggregation of the cost components for amounts capitalized and amortized in those periods. Provisions related to presentation of the service cost component eligibility for capitalization were applied prospectively.
The effect of the retrospective presentation change related to the net periodic benefit cost of our defined benefit pension and postretirement plans on our consolidated statement of operations was as follows:

	2017
(dollars in millions)	Previously Reported	Effect of Change Higher/(Lower)	As Revised
Cost of product sold	$31,027	$197	$31,224
Cost of services sold	12,926	51	12,977
Research and development	2,387	40	2,427
Selling, general and administrative	6,183	246	6,429
Non-service pension (benefit)	—	(534)	(534)

	2016
(dollars in millions)	Previously Reported	Effect of Change Higher/(Lower)	As Revised
Cost of product sold	$30,325	$(21)	$30,304
Cost of services sold	11,135	32	11,167
Research and development	2,337	39	2,376
Selling, general and administrative	6,060	(102)	5,958
Other income	785	(3)	782
Non-service pension cost	—	49	49

Employee Savings Plans. We sponsor various employee savings plans. Our contributions to employer sponsored defined contribution plans were $403 million, $351 million and $318 million for 2018, 2017 and 2016, respectively.
Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer matching contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between UTC and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.
Shares of common stock are allocated to employees' ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants may choose to have their ESOP dividends reinvested or distributed in cash. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share. At December 31, 2018, 24.7 million common shares had been allocated to employees, leaving 9.4 million unallocated common shares in the ESOP Trust, with an approximate fair value of $1.0 billion.
Pension Plans. We sponsor both funded and unfunded domestic and foreign defined benefit pension plans that cover a large number of our employees. Our largest plans are generally closed to new participants. Our plans use a December 31 measurement date consistent with our fiscal year.

(dollars in millions)	2018	2017
Change in Benefit Obligation:
Beginning balance	$36,999	$34,923
Service cost	372	374
Interest cost	1,117	1,120
Actuarial (gain) loss	(2,048)	1,804
Total benefits paid	(1,932)	(1,782)
Net settlement, curtailment and special termination benefits	(38)	(49)
Plan amendments	65	4
Business combinations	3,694	—
Other	(434)	605
Ending balance	$37,795	$36,999

Change in Plan Assets:
Beginning balance	$35,689	$30,555
Actual return on plan assets	(1,667)	4,258
Employer contributions	238	2,188
Benefits paid	(1,932)	(1,782)
Settlements	(38)	(41)
Business combinations	3,355	—
Other	(392)	511
Ending balance	$35,253	$35,689

Funded Status:
Fair value of plan assets	$35,253	$35,689
Benefit obligations	(37,795)	(36,999)
Funded status of plan	$(2,542)	$(1,310)

Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$686	$957
Current liability	(88)	(70)
Noncurrent liability	(3,140)	(2,197)
Net amount recognized	$(2,542)	$(1,310)

Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$8,606	$7,238
Prior service cost	139	37
Net amount recognized	$8,745	$7,275

As part of our long-term strategy to de-risk our defined benefit pension plans, we made discretionary contributions of approximately $1.9 billion to our domestic defined benefit pension plans in the quarter ended September 30, 2017. In 2016, we entered into an agreement to purchase a group annuity contract to transfer approximately $768 million of our outstanding pension benefit obligations related to certain U.S. retirees or beneficiaries, which was finalized on October 12, 2016. We also offered certain former U.S. employees or beneficiaries (generally all former U.S. participants not yet in receipt of their vested pension benefits) an option to take a one-time lump-sum distribution in lieu of future monthly pension payments, which reduced our pension benefit obligations by approximately $935 million. These transactions reduced the assets of our defined benefit pension plans by approximately $1.5 billion. As a result of these 2016 transactions, we recognized a one-time pre-tax pension settlement charge of approximately $423 million in the fourth quarter of 2016.
The amounts included in "Other" in the above table primarily reflect the impact of foreign exchange translation, primarily for plans in the U.K. and Canada.
As part of the Rockwell acquisition on November 26, 2018, we assumed approximately $3.7 billion of pension projected benefit obligations and $3.4 billion of plan assets.
As approved in 2016, effective January 1, 2017, a voluntary lump-sum option is available for the frozen final average earnings benefits of certain U.S. salaried employees upon termination of employment after 2016. This option provides participants with the choice of electing to receive a lump-sum payment in lieu of receiving a future monthly pension benefit. This plan change reduced the projected benefit obligation by $170 million as of December 31, 2016.
Qualified domestic pension plan benefits comprise approximately 75% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service. For non-union employees, benefits for service up to December 31, 2014 are generally based on an employee's years of service and compensation through December 31, 2014. Benefits for service after December 31, 2014 are based on the existing cash balance formula that was adopted in 2003 for newly hired non-union employees and for other non-union employees who made a one-time voluntary election to have future benefit accruals determined under this formula. Certain foreign plans, which comprise approximately 23% of the projected benefit obligation, are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.
We made no contributions to our domestic defined benefit pension plans and made $147 million of cash contributions to our foreign defined benefit pension plans in 2018. In 2017, we made $1.9 billion of cash contributions to our domestic defined benefit pension plans and made $212 million of cash contributions to our foreign defined benefit pension plans.
Information for pension plans with accumulated benefit obligations in excess of plan assets:

(dollars in millions)	2018	2017
Projected benefit obligation	$25,884	$22,360
Accumulated benefit obligation	25,455	22,159
Fair value of plan assets	22,803	20,438

Information for pension plans with projected benefit obligations in excess of plan assets:

(dollars in millions)	2018	2017
Projected benefit obligation	$28,591	$27,211
Accumulated benefit obligation	27,968	26,560
Fair value of plan assets	25,362	24,944

The accumulated benefit obligation for all defined benefit pension plans was $37.0 billion and $36.2 billion at December 31, 2018 and 2017, respectively.
The components of the net periodic pension (benefit) cost are as follows:

(dollars in millions)	2018	2017	2016
Pension Benefits:
Service cost	$372	$374	$383
Interest cost	1,117	1,120	1,183
Expected return on plan assets	(2,255)	(2,215)	(2,202)
Amortization of prior service credit	(41)	(36)	(33)
Recognized actuarial net loss	401	575	572
Net settlement, curtailment and special termination benefits loss	1	3	498
Net periodic pension (benefit) cost - employer	$(405)	$(179)	$401

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2018 are as follows:

(dollars in millions)
Current year actuarial loss	$1,871
Amortization of actuarial loss	(401)
Current year prior service cost	65
Amortization of prior service credit	41
Net settlement and curtailment loss	2
Other	(108)
Total recognized in other comprehensive loss	$1,470
Net recognized in net periodic pension (benefit) cost and other comprehensive loss	$1,065

The amount included in "Other" in the above table primarily reflects the impact of foreign exchange translation, primarily for plans in the U.K. and Canada.
The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension (benefit) cost in 2019 is as follows:

(dollars in millions)
Net actuarial loss	$214
Prior service cost	17
$231

Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2018	2017	2018	2017	2016
Discount rate
PBO	4.0%	3.4%	3.4%	3.8%	4.1%
Interest cost[1]	—	—	3.0%	3.3%	3.4%
Service cost[1]	—	—	3.3%	3.6%	3.8%
Salary scale	4.2%	4.2%	4.2%	4.1%	4.2%
Expected return on plan assets	—	—	6.8%	7.3%	7.3%

Note 1
The discount rates used to measure the service cost and interest cost applies to our significant plans. The PBO discount rate is used for the service cost and interest cost measurements for non-significant plans.

In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.
The plans' investment management objectives include providing the liquidity and asset levels needed to meet current and future benefit payments, while maintaining a prudent degree of portfolio diversification considering interest rate risk and market volatility. Globally, investment strategies target a mix of 50% to 55% of growth seeking assets and 45% to 50% of income generating and hedging assets using a wide set of diversified asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, private equity, real estate and multi-asset class strategies. Growth assets include an enhanced alpha strategy that invests in publicly traded equity and fixed income securities, derivatives and foreign currency. Investments in private equity are primarily via limited partnership interests in buy-out strategies with smaller allocations to distressed debt funds. The real estate strategy is principally concentrated in directly held U.S. core investments with some smaller investments in international, value-added and opportunistic strategies. Within the income generating assets, the fixed income portfolio consists of mainly government and broadly diversified high quality corporate bonds.
The plans have continued their pension risk management techniques designed to reduce their interest rate risk. Specifically, the plans have incorporated liability hedging programs that include the adoption of a risk reduction objective as part of the long-term investment strategy. Under this objective the interest rate hedge is dynamically increased as funded status improves. The hedging programs incorporate a range of assets and investment tools, each with varying interest rate sensitivities. As result of the improved funded status of the plans due to favorable asset returns and funding of the plans, the interest rate hedge increased significantly during 2017. The investment portfolios are currently hedging approximately 60% to 65% of the interest rate sensitivity of the pension plan liabilities.
As a result of the shift in the target asset mix in 2017 to higher income generating and hedging assets and lower growth seeking assets, we reduced the expected return on plan assets assumption for 2018 including the assumption of a 7% return on plan assets for our qualified domestic pension plans, down from 7.6% in 2017.
The fair values of pension plan assets at December 31, 2018 and 2017 by asset category are as follows:

(dollars in millions)	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Not Subject to Leveling	Total
Asset Category:
Public Equities
Global Equities	$2,917	$4	$—	$—	$2,921
Global Equity Commingled Funds[1]	185	426	—	—	611
Enhanced Global Equities [2]	79	605	—	—	684
Global Equity Funds at net asset value[8]	—	—	—	7,386	7,386
Private Equities [3,8]	—	—	133	1,194	1,327
Fixed Income Securities
Governments	1,789	162	—	—	1,951
Corporate Bonds	—	11,527	18	29	11,574
Fixed Income Securities[8]	—	—	—	3,599	3,599
Real Estate [4,8]	—	13	1,387	429	1,829
Other [5,8]	—	262	—	2,368	2,630
Cash & Cash Equivalents [6,8]	—	220	—	138	358
Subtotal	$4,970	$13,219	$1,538	$15,143	34,870
Other Assets & Liabilities[7]					383
Total at December 31, 2018					$35,253
Public Equities
Global Equities	$3,129	$3	$—	$—	$3,132
Global Equity Commingled Funds[1]	—	1,084	—	—	1,084
Enhanced Global Equities [2]	213	819	—	—	1,032
Global Equity Funds at net asset value [8]	—	—	—	7,599	7,599
Private Equities [3,8]	—	—	46	1,170	1,216
Fixed Income Securities
Governments	1,445	69	—	—	1,514
Corporate Bonds	—	10,929	—	—	10,929
Fixed Income Securities[8]	—	—	—	3,519	3,519
Real Estate [4,8]	—	15	1,446	396	1,857
Other [5,8]	—	287	—	2,509	2,796
Cash & Cash Equivalents [6,8]	—	79	—	498	577
Subtotal	$4,787	$13,285	$1,492	$15,691	35,255
Other Assets & Liabilities[7]					434
Total at December 31, 2017					$35,689

Note 1	Represents commingled funds that invest primarily in common stocks.

Note 2
Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.

Note 3	Represents limited partner investments with general partners that primarily invest in debt and equity.

Note 4	Represents investments in real estate including commingled funds and directly held properties.

Note 5	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.

Note 6	Represents short-term commercial paper, bonds and other cash or cash-like instruments.

Note 7	Represents trust receivables and payables that are not leveled.

Note 8
In accordance with ASU 2015-07, Fair Value Measurement (Topic 820), certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented for the total pension benefits plan assets.

Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.
Our common stock represents approximately less than 1% of total plan assets at both December 31, 2018 and 2017. We review our assets at least quarterly to ensure we are within the targeted asset allocation ranges and, if necessary, asset balances are adjusted back within target allocations. We employ a broadly diversified investment manager structure that includes diversification by active and passive management, style, capitalization, country, sector, industry and number of investment managers.
The fair value measurement of plan assets using significant unobservable inputs (Level 3) changed due to the following:

(dollars in millions)	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2016	$122	$—	$1,285	$1,407
Realized gains	61	—	31	92
Unrealized (losses) gains relating to instruments still held in the reporting period	(47)	—	17	(30)
Purchases, sales, and settlements, net	(90)	—	113	23
Balance, December 31, 2017	46	—	1,446	1,492
Plan assets acquired	—	33	—	33
Realized (losses) gains	—	(1)	10	9
Unrealized gains relating to instruments still held in the reporting period	—	2	38	40
Purchases, sales, and settlements, net	87	(16)	(107)	(36)
Balance, December 31, 2018	$133	$18	$1,387	$1,538

Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Mortgages have been valued on the basis of their future principal and interest payments discounted at prevailing interest rates for similar investments. Investment contracts are valued at fair value by discounting the related cash flows based on current yields of similar instruments with comparable durations. Real estate investments are valued on a quarterly basis using discounted cash flow models which consider long-term lease estimates, future rental receipts and estimated residual values. Valuation estimates are supplemented by third-party appraisals on an annual basis.
Private equity limited partnerships are valued quarterly using discounted cash flows, earnings multiples and market multiples. Valuation adjustments reflect changes in operating results, financial condition, or prospects of the applicable portfolio company. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.
As a result of the $1.9 billion contribution in 2017, we are not required to make additional contributions to our domestic defined benefit pension plans through the end of 2024. We expect to make total contributions of approximately $100 million to our global defined benefit pension plans in 2019. Contributions do not reflect benefits to be paid directly from corporate assets.
Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $2,371 million in 2019, $2,195 million in 2020, $2,240 million in 2021, $2,292 million in 2022, $2,327 million in 2023, and $11,939 million from 2024 through 2028.
Postretirement Benefit Plans. We sponsor a number of postretirement benefit plans that provide health and life benefits to eligible retirees. Such benefits are provided primarily from domestic plans, which comprise approximately 87% of the benefit obligation. The postretirement plans are primarily unfunded. The assets are invested in approximately 50% growth seeking assets and 50% income generating assets.

(dollars in millions)	2018	2017
Change in Benefit Obligation:
Beginning balance	$767	$805
Service cost	2	2
Interest cost	26	29
Actuarial gain	(52)	(4)
Total benefits paid	(70)	(87)
Business combinations	186	—
Plan amendments	(43)	(6)
Other	(6)	28
Ending balance	$810	$767

Change in Plan Assets:
Beginning balance	$—	$—
Employer contributions	69	71
Benefits paid	(70)	(87)
Business combinations	20	—
Other	1	16
Ending balance	$20	$—

Funded Status:
Fair value of plan assets	$20	$—
Benefit obligations	(810)	(767)
Funded status of plan	$(790)	$(767)

Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(61)	$(72)
Noncurrent liability	(729)	(695)
Net amount recognized	$(790)	$(767)

Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(184)	$(143)
Prior service credit	(47)	(10)
Net amount recognized	$(231)	$(153)

As part of our acquisition of Rockwell on November 26, 2018, we assumed approximately $186 million of postretirement benefit obligations and $20 million of plan assets.
We modified the postretirement medical benefits provided to legacy Rockwell employees by eliminating any company subsidy from retirements that occur after December 31, 2019. This resulted in a $43 million reduction in the benefit obligation as of November 26, 2018.
The components of net periodic benefit cost are as follows:

(dollars in millions)	2018	2017	2016
Other Postretirement Benefits:
Service cost	$2	$2	$3
Interest cost	26	29	34
Amortization of prior service credit	(6)	(1)	—
Recognized actuarial net gain	(10)	(9)	(4)
Net periodic other postretirement benefit cost	$12	$21	$33

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2018 are as follows:

(dollars in millions)
Current year actuarial gain	$(52)
Current year prior service credit	(43)
Amortization of prior service credit	6
Amortization of actuarial net gain	10
Other	1
Total recognized in other comprehensive loss	$(78)
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$(66)

The estimated amounts that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2019 include actuarial net gains of $12 million and prior service credits of $42 million.
Major assumptions used in determining the benefit obligation and net cost for postretirement plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2018	2017	2018	2017	2016
Discount rate	4.1%	3.4%	3.4%	3.8%	4.0%
Expected return on assets	—	—	7.0%	N/A	N/A

Assumed health care cost trend rates are as follows:

	2018	2017
Health care cost trend rate assumed for next year	7.0%	7.0%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2026	2026

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	2018 One-Percentage-Point
(dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$1	$(1)
Effect on postretirement benefit obligation	32	(28)

Benefit payments, including net amounts to be paid from corporate assets and reflecting expected future service, as appropriate, are expected to be paid as follows: $81 million in 2019, $75 million in 2020, $72 million in 2021, $67 million in 2022, $61 million in 2023, and $253 million from 2024 through 2028.
Multiemployer Benefit Plans. We contribute to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.
Our participation in these plans for the annual periods ended December 31 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (PPA) zone status available in 2018 and 2017 is for the plan's year-end at June 30, 2017, and June 30, 2016, respectively. The zone status is based on information that we received from the plan and is certified by the plan's actuary. Our significant plan is in the green zone which represents a plan that is at least 80% funded and does not require a financial improvement plan (FIP) or a rehabilitation plan (RP). An extended amortization provision of ten years is utilized to recognize investment gains or losses for our significant plan.

(dollars in millions)		Pension Protection Act Zone Status		FIP/ RP Status	Contributions
Pension Fund	EIN/Pension Plan Number	2018	2017	Pending/ Implemented	2018	2017	2016	Surcharge Imposed	Expiration Date of Collective-Bargaining Agreement
National Elevator Industry Pension Plan	23-2694291	Green	Green	No	$120	$114	$100	No	July 8, 2022
Other funds					31	31	31
					$151	$145	$131

For the plan years ended June 30, 2017 and 2016, respectively, we were listed in the National Elevator Industry Pension Plan's Forms 5500 as providing more than 5% of the total contributions for the plan. At the date these financial statements were issued, Forms 5500 were not available for the plan year ending June 30, 2018.
In addition, we participate in several multiemployer arrangements that provide postretirement benefits other than pensions, with the National Elevator Industry Health Benefit Plan being the most significant. These arrangements generally provide medical and life benefits for eligible active employees and retirees and their dependents. Contributions to multiemployer plans that provide postretirement benefits other than pensions were $20 million, $19 million and $17 million for 2018, 2017 and 2016, respectively.
Stock-based Compensation. UTC's long-term incentive plans authorize various types of market and performance based incentive awards that may be granted to officers and employees. The UTC 2018 Long-Term Incentive Plan (the "2018 LTIP") was approved by shareholders on April 30, 2018 and its predecessor plan (the "Legacy LTIP"), was last amended on February 5, 2016. A total of 184 million shares have been authorized for issuance pursuant to awards under these Plans. There are no equity-based compensation awards granted under any other plan. As of December 31, 2018, approximately 58 million shares remain available for awards under the 2018 LTIP. No shares remain available for future awards under the Legacy LTIP. Neither plan contains an aggregate annual award limit, however, each Plan sets an annual award limit per participant. We expect that the shares awarded on an annual basis will range from 1.0% to 1.5% of shares outstanding. The 2018 LTIP will expire after all authorized shares have been awarded or April 30, 2028, whichever is sooner.
Under both Plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a three-year vesting period, subject to limited exceptions. In the event of retirement, annual stock appreciation rights, stock options, and restricted stock units held for more than one year may become vested and exercisable, subject to certain terms and conditions. LTIP awards with performance-based vesting generally have a minimum three-year vesting period and vest based on actual performance against pre-established metrics. In the event of retirement, performance-based awards held for more than one year, remain eligible to vest based on actual performance relative to target metrics. We have historically repurchased shares of our common stock in an amount at least equal to the number of shares issued under our equity compensation arrangements and will continue to evaluate this policy in conjunction with our overall share repurchase program.
We measure the cost of all share-based payments, including stock options, at fair value on the grant date and recognize this cost in the Consolidated Statement of Operations as follows:

(dollars in millions)	2018	2017	2016
Continuing operations	$251	$192	$152
Discontinued operations	—	—	1
Total compensation cost recognized	$251	$192	$153

The associated future income tax benefit recognized was $42 million, $38 million and $49 million for the years ended December 31, 2018, 2017 and 2016, respectively. The amounts have been adjusted for the impact of the TCJA. Please refer to Note 11 for additional detail.
For the years ended December 31, 2018, 2017 and 2016, the amount of cash received from the exercise of stock options was $36 million, $29 million and $17 million, respectively, with an associated tax benefit realized of $59 million, $100 million and $69 million, respectively. In addition, for the years ended December 31, 2018, 2017 and 2016, the associated tax benefit realized from the vesting of performance share units and other restricted awards was $13 million, $12 million and $17 million, respectively. The 2018 amount was computed using current US Federal and State tax rates.
At December 31, 2018, there was $240 million of total unrecognized compensation cost related to non-vested equity awards granted under long-term incentive plans, of which $50 million relates to Rockwell Collins awards. This cost is expected to be recognized ratably over a weighted-average period of 2.6 years.
A summary of the transactions under all long-term incentive plans for the year ended December 31, 2018 follows:

	Stock Options		Stock Appreciation Rights		Performance Share Units		Other Incentive Shares/Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**
Outstanding at:
December 31, 2017	1,745	$94.35	32,722	$92.54	1,876	$106.38	2,182
Granted[1]	255	126.94	4,579	127.37	598	128.20	992
Exercised / earned	(389)	92.52	(4,781)	74.47	(181)	115.08	(406)
Cancelled	(8)	111.87	(454)	110.50	(487)	114.99	(72)
Other - Rockwell Collins[2]	—	$—	—	$—	—	$—	351
December 31, 2018	1,603	$99.89	32,066	$99.95	1,806	$110.41	3,047

*	weighted-average exercise price

**	weighted-average grant stock price

1	Other Incentive Shares include 193 thousand of units granted post-acquisition to specific Rockwell Collins executives

2	Represents Rockwell Collins awards converted to UTC RSU shares in accordance with merger acquisition
 The weighted-average grant date fair value of stock options and stock appreciation rights granted during 2018, 2017 and 2016 was $20.24, $17.22 and $14.02, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted during 2018, 2017 and 2016 was $131.55, $111.00 and $91.63, respectively. The total fair value of awards vested during the years ended December 31, 2018, 2017 and 2016 was $149 million, $138 million and $165 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2018, 2017 and 2016 was $283 million, $320 million and $214 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units and other restricted awards vested was $74 million, $49 million and $61 million during the years ended December 31, 2018, 2017 and 2016, respectively.
The following table summarizes information about equity awards outstanding that are vested and expected to vest and equity awards outstanding that are exercisable at December 31, 2018:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands; aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	33,059	$98.97	$407	5.4 years	21,761	$92.08	$365	4.0 years
Performance Share Units/Restricted Stock[1]	4,821	—	513	1.7 years

*	weighted-average exercise price per share

**	weighted-average contractual remaining term in years

1	Restricted Stock values include Rockwell Collins awards totaling 507 thousand, for which aggregate intrinsic value is 54 million for the remaining term of 2.2 years
The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2018, 2017 and 2016. Lattice-based option models incorporate ranges of assumptions for inputs; those ranges are as follows:

	2018	2017	2016
Expected volatility	17.5% - 21.1%	19%	20%
Weighted-average volatility	18%	19%	20%
Expected term (in years)	6.5 - 6.6	6.5	6.5
Expected dividend yield	2.2%	2.4%	2.7%
Risk-free rate	1.3% - 2.7%	0.5% - 2.5%	0.2% - 2.6%

Expected volatilities are based on the returns of our stock, including implied volatilities from traded options on our stock for the binomial lattice model. We use historical data to estimate equity award exercise and employee termination behavior within the valuation model. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.